MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 28, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015, AS AMENDED JULY 21, 2015

AND AUGUST 20, 2015

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

Effective September 1, 2015, in the section entitled “Appendix C—Portfolio Managers,” the information pertaining to Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”) is amended to reflect that Dolores Bamford is no longer portfolio manager of the Portfolio. Ms. Bamford will be replaced by Sung Cho as a portfolio manager of the Portfolio. As of July 31, 2015 Mr. Cho beneficially owned no equity securities of the Portfolio.

The disclosure in Appendix C with respect to the Portfolio concerning other accounts managed is deleted and replaced in its entirety with the following:

Goldman Sachs Mid Cap Value Portfolio

Other Accounts Managed

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Timothy Ryan, CFA	Registered Investment Companies(1)	11	$13,896,000,000	0	N/A
	Other Pooled Investment Vehicles(1)	3	$2,134,000,000	0	N/A
	Other Accounts(1)	28	$1,101,000,000	0	N/A
Sean Gallagher	Registered Investment Companies(1)	17	$18,288,000,000	0	N/A
	Other Pooled Investment Vehicles(1)	2	$451,000,000	0	N/A
	Other Accounts(1)	36	$2,903,000,000	0	N/A
Sung Cho, CFA	Registered Investment Companies(1)	10	$13,329,000,000	0	N/A
	Other Pooled Investment Vehicles(1)	0	N/A	0	N/A
	Other Accounts(1)	6	$628,000,000	0	N/A

(1)	Information concerning other accounts managed is as of July 31, 2015.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE